Exhibit 99.1

MetLIfe INVESTOR DAY 2013

Edward A. Spehar

Senior Vice President &

Head of Investor Relations

May 21, 2013

Cautionary Statement on Forward-Looking Statements

and Non-GAAP Financial Information

This presentation may contain or incorporate by reference forward-looking statements. Forward-looking statements give expectations or forecasts of future events and use words such as “anticipate”, “estimate,” “expect,” “project” and other terms of similar meaning. Any or all forward-looking statements may turn out to be wrong, and actual results could differ materially from those expressed or implied in the forward-looking statements. Predictions of future performance are inherently difficult and are subject to numerous risks and uncertainties, including those identified in the “Risk Factors” section of MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission. The company does not undertake any obligation to publicly correct or update any forward-looking statement if it later becomes aware that such statement is not likely to be achieved. Additional discussion of forward-looking statements may be included in other slides in this presentation; if so,

please refer to those slides for more information.

This presentation may also contain measures that are not calculated based on accounting principles generally accepted in the United States of America, also known as GAAP. Additional discussion of non-GAAP financial information may be included in other slides in these materials, on the Investor Relations portion of MetLife’s website (www.metlife.com), or elsewhere on that website; if so, please refer to those slides or the website for more information.

Agenda

Overview – Creating Shareholder Value

Steven A. Kandarian Chairman, President & Chief Executive Officer

Annuities

John C.R. Hele

Lisa S. Kuklinski

Eric Steigerwalt

Chief Financial Officer

Americas Chief Actuary

Head of U.S. Retail

Annuities Q&A

Break

Earnings and Free Cash Flow

John C.R. Hele

Marlene Debel

Chief Financial Officer

Treasurer

Final Q&A

Closing Remarks

Steven A. Kandarian

Chairman, President & Chief Executive Officer

3

MetLife

Steven A. Kandarian

Chairman, President &

Chief Executive Officer

May 21, 2013

INVESTOR DAY 2013

Investor Day Key Messages

Variable annuities pose manageable risk with upside in a

better market environment

Attractive earnings mix today and strategy will drive

improvement over time

Free cash flow expected to be 35%-45% of operating

earnings1 and a higher ratio is our ultimate goal

1Over the 2014 to 2016 period.

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

2

Strategy to Become a World Class Company

Drive Toward

Customer Centricity

and a Global Brand

Grow

Emerging Markets

Build Global

Employee Benefits

Business

Refocus the U.S.

Business

Global * World-Class * Scale

One

3

Recognize Need to Increase ROE and Lower COEC

Sources: BofA Merrill Lynch and Professor Aswath Damodaran, Stern School of Business (NYU).

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

MetLife Operating ROE Spread to Cost of Equity Capital (COEC)

(CHART)

4

Addressing VA is Biggest Lever We Have to Lower COEC

Reduce Risk

and Highlight

Value in Retail

Annuities

Merge subsidiaries to increase transparency and

reduce risk of variable annuity business

Illustrate value and risk of variable annuity

business based on cash flow analysis

Reduce sales of higher risk variable annuity

products and shift focus to lower risk products

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

5

Commitment to Value Creation and Transparency

Improve

Value

Proposition

for

Shareholders

Highlight improving earnings risk profile

Focus on free cash flow generation

Shift business mix from capital-intensive to

protection-oriented products

6

Current business performing well despite external

challenges

Our focus areas for growth should contribute to both a

higher operating ROE and lower risk profile

Cash generation is a high priority and we are working to

return cash to shareholders

We are Focused on Creating Shareholder Value

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

7

MetLife

John C.R. Hele

Executive Vice President & Chief Financial Officer

May 21, 2013

INVESTOR DAY 2013

Managing variable annuity (VA) risk remains a top priority

Variable annuity risk will be more transparent

The VA book has value today, upside with market

improvement, and manageable risk in downside scenarios

We remain committed to annuities, the product meets an

important consumer need

Key Messages on Variable Annuities

2

Redesigned product portfolio to further improve risk-return

profile

Continue to manage reduction of variable annuity sales

volume

Merging offshore captive reinsurer into U.S. regulated entity

Actions to Address Variable Annuity Risk

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

3

Combination of price increases and benefit reductions in

recent years

GMIB MAX V is the most recent version of our guaranteed

minimum income benefit (GMIB) variable annuity

Roll-up rate was reduced from 5.0% to 4.0%

Withdrawal rate was lowered from range of 4.5%-5.0% to

4.0%

Multiple Generations of VA Product De-risking

4

Managing Down Variable Annuity Sales

MetLife U.S. Variable Annuity Sales

($ in billions)

$10.0—$11.0

$15.3 $13.9 $15.4 $18.3 $28.4 $17.7 $10.0-$11.0

2007 2008 2009 2010 2011 2012 2013P

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

5

Merging of Subsidiaries, On-shoring of VA Risk

MetLife Insurance Company of

Connecticut (CT)

MetLife Investors USA Insurance Company (DE)

MetLife Investors Insurance Company (MO)

Exeter Reassurance

Company, Ltd.

(Variable Annuity

Reinsurer)New Company

Merge three U.S. life

companies and one foreign

reinsurer to create larger, well

capitalized U.S. life company

The effort to complete the

reorganization plan is

significant

Requires regulatory approvals;

expect to complete in 2014

6

Better position to deal with Dodd-Frank derivative collateral requirements

Proactively addresses recent regulatory concerns about the

use of captive reinsurers

Increases transparency of variable annuity business

Bulk of VA business moving to U.S. regulated subsidiary from offshore captive reinsurer

Pro-forma combined risk-based capital ratio above 400%

Benefits from Merger of Subsidiaries

7

Key Takeaways

Active de-risking of variable annuity products in recent years

Ongoing process to ensure business is right sized

Restructuring will improve transparency and risk profile

8

MetLife

Lisa S. Kuklinski

Vice President & Americas Chief Actuary

May 21, 2013

INVESTOR DAY 2013

Agenda

Profile of U.S. variable annuities in-force

Net amount at risk

Cash flows and market consistent valuation

Policyholder behavior

2

60% of In-Force has Low-Risk Death Benefits

U.S. Variable Annuities In-Force1– Death Benefits (DB)

$168.9 billion of account balances

Compound 4%

Enhanced Death Benefit 18%

Return of Premium 31%

Annual Step-Up 18%

No Guarantee, Other 2%

5/7 Year Step-Up 27%

1	As of 1Q13. Excludes Corporate & Other.
3

Death Benefits are a Modest Risk

U.S. Variable Annuity Death Benefit Claims History

($ in millions)

$0

$20

$40

$60

$80

$100

$120

$140

$160

2007 2008 2009 2010 2011 2012

4

30% of In-Force has No Living Benefit Guarantees

U.S. Variable Annuities In-Force1 – Living Benefits (LB)

$168.9 billion of account balances

No Living Benefit Riders 30%

GMIB 1, 2, Plus 39%

GMIB MAX 16%

Withdrawal Benefits 15%

GMAB <1%

1	As of 1Q13. Excludes Corporate & Other.
5

Natural Hedge between Living and Death Benefits

U.S. Variable Annuities In-Force1 - Overlap of LB and DB

($ in billions)

$117.8 Living Benefits

$30.5 Living Benefits & Enhanced DB Combined

$37.2 Enhanced Death Benefits

1 As of 1Q13. Excludes Corporate & Other.

6

Conservative GMIB Payout Rates Materially Reduce Risk

Illustration1 for Male, Age 75—GMIB MAX I

1% interest rate

10-year age setback

Conservative mortality Assumptions

$100

GMIB Benefit Base

$60

PV Income Guarantee

1 As of 3/31/13.

7

Other Factors that Limit Risk

Asset allocation requirements

10-year waiting period

Hedging since 2004

External reinsurance

8

Definition of Net Amount at Risk (NAR)

Gross exposure if all claims come due on a particular date

For Guaranteed Minimum Death Benefits (GMDB):

-Death Benefit less Account Value

For Guaranteed Minimum Income Benefits (GMIB):

-PV of Guaranteed Lifetime Income less Account Value

No offset from reserves, hedges, or reinsurance

9

Illustrative Calculations of Net Amount at Risk

GMDB

$100

$100

GMDB Benefit Base

NAR=$50

$50$50

GMIB 1 GMIB Benefit Base X Guaranteed Rate ÷ SPIA Rate

Benefit Base

AV

GMIB1

$60

NAR=$10

$50

GMIB Benefit Base

PV Income Guarantee

AV

1 Illustrative calculation as of 3/31/13.

10

GMIB NAR Cut by Half with +10% in Account Value

Net Amount at Risk by Issue Year

($ in millions)

$1,200

$1,000

$800

$600

$400

$200

$0

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 1Q13

$2.5 billion NAR

at 3/31/13

$1.7 billion with

+5% in AV

$1.2 billion with

+10% in AV

11

GMIB NAR Down 60% with +100 bps in Rates

Net Amount at Risk by Issue Year

($ in millions)

$1,200

$1000

$800

$600

$400

$200

$0

$2.5 billion NAR

at 3/31/13

$1.0 billion with

+100 bps in rates

$0.4 billion with 4.5%

Treasury yield

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 1Q13

Note: Bond fund held constant in this analysis.

12

Net Amount at Risk is Sensitive to Market Conditions

GMIB NAR Sensitivity to Separate Account Performance and Rates

($ in billions)

Interest Rates

As of 3/31/13

+ 100bps

+ 250bps

Separate Account

Performance

-10%

0%

+10%

$4.6, $2.5, $1.2

$2.2

$1.0

$0.5

$1.0

$0.4

$0.2

Note: Hedges not reflected in this analysis.

13

Cash Flow Scenario Analysis - Approach & Assumptions

Projection includes all policies with living benefits1

Shows year by year cash flows including:

Rider fees and claims

Base product revenues and expenses

Excludes hedges and reinsurance

For present value, discount at 4%

1 Excludes block without living benefit guarantees, which represents approximately 30% of the U.S. variable annuity business.

14

Base Case Scenario for Equity Market and Interest Rates

5% S&P growth and 4.5% 10-year swap rate

($ in billions)

$3,000

$ 2,500

$2,000

$1,500

$1,000

$500

$0

0 5 10 15 20 25 30 35 40 45 50

Projection Year

Total Claims Rider Fees, Base Fees, Exp

($ in billions)

Present Value of: Base Contract Fees minus Expenses $11.4

Rider Fees +$8.4

Claims -$4.8

Total Cash Flows $15.0

Note: This analysis applies to U.S. variable annuity balances with living benefits as of 3/31/13. Excludes DAC, cost of hedging, and corporate overhead.

15

Base Case for Market with Flat Interest Rates

5% S&P growth and flat 10-year swap rate

($ in millions)

$3,000

$ 2,500

$2,000

$1,500

$1,000

$500

$ 0

0 5 10 15 20 25 30 35 40 45 50

Projection Year

Total Claims Rider Fees, Base Fees, Exp

($ in billions)

Present Value of:

Base Contract Fees minus Expenses $12.1

Rider Fees $8.6

Claims $8.2

Total Cash Flows $12.5

Note: This analysis applies to U.S. variable annuity balances with living benefits as of 3/31/13. Excludes DAC, cost of hedging, and corporate overhead.

16

Stress Followed by Base Case for Market and Rates

($ in billions)

-30% S&P return followed by 5% S&P growth

and 4.5% 10-year swap rate

$ 2,500

$2,000

$1,500

$1,000

$500

$0

0 5 10 15 20 25 30 35 40 45 50

$ millions

Projection Year

Total Claims Rider Fees, Base Fees, Exp

Present Value of: Base Contract Fees minus Expenses $8.7

Rider Fees $8.0

Claims $9.8

Total Cash Flows $6.9

Note: This analysis applies to U.S. variable annuity balances with living benefits as of 3/31/13. Excludes DAC, cost of hedging, and corporate overhead.

17

Stress Followed by Base Case for Market and Flat Rates

-30% S&P return followed by 5% S&P

growth and flat 10-year swap rate

($ in billions)

$ 2,500

$2,000

$1,500

$1,000

$500

$ 0

0 5 10 15 20 25 30 35 40 45 50

Projection Year

Total Claims Rider Fees, Base Fees, Exp

($ in millions)

Present Value of:

Base Contract Fees minus Expenses $9.0

Rider Fees $8.1

Claims $14.9

Total Cash Flows $2.2

Note: This analysis applies to U.S. variable annuity balances with living benefits as of 3/31/13. Excludes DAC, cost of hedging, and corporate overhead.

18

Both Equity Market and Interest Rates Remain Flat

0% S&P growth and flat 10-year swap rate

($ in millions)

$3,000

$ 2,500

$2,000

$1,500

$1,000

$500

$ 0

0 5 10 15 20 25 30 35 40 45 50

Projection Year

Total Claims Rider Fees, Base Fees, Exp

($ in billions)

Present Value of: Present

Base Contract Fees minus Expenses $9.6

Rider Fees $7.7

Claims $15.7

Total Cash Flows $1.6

Note: This analysis applies to U.S. variable annuity balances with living benefits as of 3/31/13. Excludes DAC, cost of hedging, and corporate overhead.

19

Stress Followed by Flat Market and Flat Rates

-30% S&P return followed by 0% S&P growth and flat 10-year swap rate

($ in millions)

$4,500

$4,000

$3,500

$3,000

$2,500

$2,000

$1,500

$1,000

$500

$0

0 5 10 15 20 25 30 35 40 45 50

Projection Year

Total Claims Rider Fees, Base Fees, Exp

($ in billions)

Present Value of:

Base Contract Fees minus Expenses $7.5

Rider Fees $7.4

Claims $21.3

Total Cash Flows ($6.4)

Est. Value of Hedges $4.2

Note: This analysis applies to U.S. variable annuity balances with living benefits as of 3/31/13. Excludes DAC, cost of hedging, and corporate overhead.

20

Definition of Market Consistent Valuation (MCV)

Average present value of asset and liability cash flows

Projected over 1,000 stochastic scenarios

Over the 1,000 scenarios:

Average S&P growth rate is risk-free rate (2.0% at 10 years) Average volatility is the implied volatility from options market Discount rate is based on a term structure blend of three indices (2.6% at 10 years)

Consistent with Black-Scholes type option valuation

21

MCV Suggests Material Upside, Especially if Rates Rise

Market Consistent Value and Sensitivities as of 3/31/13

($ in billions)

MCV as of 3/31/131

+20% in

Equity

Market

10-Year

Treasury

+100 bps

10-Year

Treasury at

4.50%

$13.0

$14.9

$12.8

$12.4

($10.9)

($8.6)

($3.7)

$3.6

$2.2

$0.3

$0.5

($0.9)

VA Product Fees

Living Benefit Riders

Hedges & Reinsurance

$4.3

$6.6

$9.6

Net Value

$15.1

1 Stochastic projection at an average 2.0% per year equity growth, average flat interest rates and implied volatility.

22

Policyholder Behavior Assumptions Could be Conservative

While still too early to unlock, experience

favorable to pricing

Experience in-line with pricing, not as big a

risk factor as commonly perceived

Assumptions lowered to be in-line with post-

crisis experience

GMIB

Annuitization

Dollar-for-Dollar

Withdrawal

Lapses

23

Lapse Assumption Lowered to Fully Reflect Post-Crisis Experience

Lapse Function Relative to “In the Moneyness”

Lapses

40%

35%

30%

Prior Curve

25%

Current 20% Curve

15% 10% 5%

0%

-80% -60% -40% -20% 0% 20% 40% 60% 80% 100% 120%

“In the Moneyness”

Note: In-the-Moneyness (ITM) = Adjusted GMIB Benefit Base ÷ Account Value-1. Adjusted GMIB Benefit Base = GMIB Benefit Base x Guaranteed Payout % ÷ Current Payout %.

24

GMIB Annuitization, Much Better than Expected So Far

GMIB Annuitization – Actual vs. Expected

25% 6000

5,225 5000 20%

3,791 4000 15%

3000 10% 2,640 1,944 2000 1,773 1,889 5% 1000 828

324

0% 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13

% of Policies Expected to Annuitize % of Policies that Actually Annuitized

# of Policies ITM and Eligible for Annuitization in Each Quarter

25

Dollar-for-Dollar, In-Line with Expectations

Aggregate Total Withdrawal Rate

20% 12% 15% 9% 10% 6%

5% 3%

0% 0% 2007 2008 2009 2010 2011 2012

Aggregate Total Withdrawal Rate (Left Y-Axis) % of IRA and Age 70+ (Right Y-Axis)

Increase over time is consistent with pricing assumptions

If 100% utilization immediately, a $2 billion reduction in MCV

Note: Dollar-for-dollar withdrawals are limited to a percentage of the GMIB Benefit Base (4%-6%, depending on rider version) and reduce the GMIB Benefit Base by the dollar amount of the withdrawal, as opposed to the proportion of the account value that the withdrawal represents.

26

Key Takeaways

Profile of U.S. VA in-force block and product design limit risk

Lapse assumption curve based on post-crisis experience and annuitization rates have been favorable to pricing

Cash flow analysis suggests manageable downside risk and material upside with market improvement

27

MetLife

Eric Steigerwalt

Executive Vice President &

Head of U.S. Retail

May 21, 2013

INVESTOR DAY 2013

U.S. Retail Focused on Operating and Capital Efficiency

Reorganized U.S. Retail leadership team

Reduced advisor count

Personnel Distribution Product Portfolio

Repriced variable annuity products

Exiting lifetime secondary guarantee market for

universal life (UL) products

Restructured agency footprint

Renegotiated third-party distribution agreements

Rationalized wholesaling structure

2

Scale & Simplicity Initiative for U.S. Retail

On track to achieve over $150 million of net pre-tax

expense savings by end of 2014

U.S. Retail Location Strategy:

Create headquarters in Charlotte, moving 500 positions in 2013 and 800 positions in 2014/15

Significantly reduce Retail geographic footprint by exiting 10 sites by 2015

3

Shift Away from Capital-Intensive Products

1Based on 2013 plan.

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Percent Change 2012 YoY

Percent Change

2013 YoY1

-38% -41% -25% -35%

Variable Annuities

ULSG Life

Sales

4

Shifting the Risk Profile of New Sales

($ in millions)

Life Sales

$392

$436

$126 $113 $32 $162 $126 $119 $32 $105 -$10 -$3

20121 2013P

1Excludes direct distribution sales of $21 million.

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

5

U.S. Retail Annuity Product Strategy

Reduce risk by lowering sales of traditional variable annuity lifetime living benefits and adding managed volatility funds to the in-force block

Diversify risk by shifting annuity product mix

Offset risk by launching new products such as MetLife

Shield Level Selector (MSLS) SM

6

GMIB MAX V: An Improved Risk-Return Profile

Improvement in return on investment (ROI)

Lower hedge costs

Lower capital required

Likely lower utilization of immediate dollar-for-dollar

withdrawals

7

MetLife Shield Level Selector

New single premium deferred annuity

Allows clients to:

Protect retirement assets

Participate in growth opportunities

Personalize their strategy

Offsets variable annuity equity risk

See Appendix for further product information.

8

MetLife Shield Level Selector & Up Market Scenario

Scenario A

Scenario B

Hypothetical Example. For Illustrative Purposes Only.

Example: 10% Protection, Large Cap Equity Index, 6% Cap Rate

See Appendix for further product information.

10% 5% 0% -5% -10% MAXIMUM GROWTH OPPORTUNITY

9

MetLife Shield Level Selector – Down Market Scenario

Scenario A

Scenario B

Hypothetical Example. For Illustrative Purposes Only.

Example: 10% Protection, Large Cap Equity Index, 6% Cap Rate

Scenario A

Scenario B

See Appendix for further product information.

6% 0% -5% -10% -15%

MAXIMUM GROWTH OPPORTUNITY

10

Value of Option to Policyholders for GMIB MAX V

Increases with Decreasing Equity Markets

(CHART)

Present Value of Option to

Policyholders

Change in Equity Level

Illustration: Results shown based on experienced sales distribution, 3/31/13 capital markets, and $100,000 initial purchase payment. GMIB MAX V fees are not included in determining the present value of the option to policyholders.

$16,000 $12,000 $8,000 $4,000 $0 -$4,000 -20% -15% -10% -5% 0% 5% 10% 15% 20%

Hypothetical Example. For Illustrative Purposes Only.

11

Value of Option to Policyholders for MetLife Shield Level

Selector Decreases with Decreasing Equity Markets

Present Value of Option to

Policyholders

Change in Equity Level

Illustration: Results shown based on expected sales distribution, 3/31/13 capital markets, and $100,000 initial purchase payment.

$16,000 $12,000 $8,000 $4,000 $0 -$4,000 -20% -15% -10% -5% 0% 5% 10% 15% 20%

See Appendix for further product information.

Hypothetical Example. For Illustrative Purposes Only.

12

1GMIB MAX IV (5% rollup) launched on August 20, 2012 and was replaced by GMIB MAX V (4% rollup) on February 4, 2013 (most states). MSLS launched on May 1, 2013. The pricing results were based on market conditions as of February 28, 2013. Incidences of ROIs reflected in the chart above are the results of roughly 1,000 stochastic scenarios observed.

See Appendix for further product information.

More Favorable ROI for New Products

Distribution of Potential Return Scenarios1

GMIB MAX IV GMIB MAX V MSLS

>15% 10% TO 15%

0% TO 10%

<0%

13

Key Takeaways

Significant strides to manage our new business risk profile

and restructure distribution in 2013

Manage to $10-$11 billion of U.S. variable annuity sales and launch MetLife Shield Level Selector

Exiting lifetime secondary guarantee market for UL products

and launching new whole life product portfolio

Align distribution, both affiliated channel and third-party

wholesaling, with new business model

Focus on delivering profitable, risk-informed results while

leveraging our strong foundation

See Appendix for non-GAAP financial information, definitions and/or reconciliations, as well as further product information.

14

Metlife

John C.R. Hele

Executive Vice President &

Chief Financial Officer

May 21, 2013

INVESTOR DAY 2013

Products with substantial protection margins are key

contributors to profitability

Growth businesses generate profits driven by lower capital

intensive products, so favorable mix shift occurring over time

Statutory to GAAP results validate operating earnings quality

Ratio of free cash flow to operating earnings is expected to improve to 35%-45% over the 2014 to 2016 period

Key Messages on Earnings and Free Cash Flow

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

2

Lower Risk Products More Than 60% of Earnings

2012 Normalized Operating Earnings1

Protection

Investment

Operating Earnings

primarily driven by:

Lower risk

businesses

account for

62%

1Excludes Corporate & Other. Total normalized adjustments reduced operating earnings by $45 million, including reductions for variable investment income of $111 million. This reduction is offset by increases for prior year development and catastrophes of $34 million, $18 million for DAC, reserves and other intangibles, and other one-time expense items of $14 million.

2Excludes P&C results.

3Total P&C, which is a combination of retail P&C and group P&C, does not represent a reported segment as defined by MetLife, Inc.

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Retail Life & Other2 11% Asia 18%

EMEA4% Latin America 10% P&C3 5% GVWB2 14% Retail Annuities 19%

Corporate Benefit Funding 19%

3

High Quality Earnings in the U.S.

($ in millions)

Cumulative Statutory to GAAP Ratio is 83%

Ratio of

Statutory to

GAAP

-6% 150% 96% 68% 96%

1U.S. insurance subsidiaries statutory operating earnings adjusted to exclude affiliated insurance company dividends.

2U.S. insurance subsidiaries operating earnings derived from GAAP.

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Statutory 1 GAAP2

$2,149 $3,132 $2,088 $3,175 $3,309 $2,285 $3,367 $4,312 $4,483

-$119 2008 2009 2010 2011 2012

4

High Quality Earnings in Latin America

($ in millions)

Cumulative Statutory to GAAP Ratio is 81%

1Net Income adjusted for capital gains and losses.

2Operating earnings derived from GAAP.

Note: Latin America analysis based on Mexico and Chile.

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

99%

Ratio of

Statutory to

GAAP

88% 69% 97% 63%

Statutory1 GAAP2

$307 $349 $242 $246 $251 $364 $452 $468 $320 $504

2008 2009 2010 2011 2012 5

High Quality Earnings in Asia Considering Conservative

Regulatory Accounting

Cumulative Statutory to GAAP Ratio is 49%

($ in millions)

55%

Ratio of

Statutory to

GAAP

43%

$379 $882 $574 $1,044 2011 2012

Net Income adjusted for capital gains and losses.

2Operating earnings derived from GAAP.

Note: Asia analysis based on Japan and Korea.

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

6

More than 60% of operating earnings from products with a

lower risk profile

Execution of our strategy will increase the proportion of

earnings from protection businesses

Statutory to GAAP results indicate high quality operating

earnings

Key Takeaways

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

7

Metlife

Marlene Debel

Senior Vice President &

Treasurer

May 21, 2013

INVESTOR DAY 2013

What We Said on December 2012 Guidance Call

Holding Companies Cash Roll Forward1

($ in billions)

1 2013 cash and liquid assets is prior to incremental capital actions such as M&A, common stock buybacks and common stock dividend increase. The bars represent mid-points of ranges.

$5.4

$3.0 - $3.5

$1.0

($2.5 - $3.0)

($1.6)

$4.8 - $5.8

2012E

Subsidiary Dividends

Mandatory Equity Units

Expenses and Other

Current Common Dividend and Debt Maturity

2013 Cash and Liquid Assets Before Incremental Capital Actions

2

Cash Higher Than Expected

1 Before incremental capital actions.

Note: The bars represent mid-points of ranges.

2013 Cash and Liquid Assets Estimate at Holding Companies

($ in billions)

$4.8 - $5.8

2013 Guidance1

($2.3)

Provida and Dividend Increase

$2.5 - $3.5

2013 Guidance Adjusted

$3.9 - $4.9

2013 Cash and Liquid Assets Estimate

3

How We Define Free Cash Flow

Dividends from operating subsidiaries

Expenses and other net flows of the holding companies

Leverage at ‘AA’ financial strength rating

Free Cash Flow

Available for Common Dividends, Stock Buybacks, Debt Reduction and M&A

4

Components of Free Cash Flow

($ in billions)

1 The bars represent mid-points of ranges.

2 Reflects dividends and return of capital to holding companies.

3 Represents Moody’s financial leverage ratio.

$5

$4

$4

$2

$1

$0

35%

30%

25%

20%

2011

2012

2013E1

Subsidiary Dividends2

Expenses and Other

Leverage Ratio3

5

Free Cash Flow Improving Over Time

Estimate of Free Cash Flow as a Percentage of Operating Earnings1

1 Assumes leverage maintained at ‘AA’ financial strength target.

2 The bars represent mid-points of ranges.

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

50%

40%

30%

20%

10%

0%

26%

2012

~27%

2013E2

35%-45%

2014-2016 Target2

6

Key Takeaways

Cash at the holding companies is anticipated to exceed our initial guidance for 2013

We expect free cash flow to be 35%-45% of operating earnings over the 2014-2016 period

Cash generation is a high priority and we are working to increase it over time

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

7

MetLife

John C.R. Hele

Executive Vice President &

Chief Financial Officer

May 21, 2013

INVESTOR DAY 2013

Understanding Net Income and Book Value

Adjusted net income1 substantially below operating earnings during the past five years, but 2008-2012 an unusual period

Adjusted book value1 shows faster growth and much lower volatility

Eliminating reversion to the mean assumption for interest rates would have a manageable impact on book value

1	Adjusted for non-economic items/asymmetrical accounting.

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

2

Relationship between Operating Earnings, Net Income and Adjusted Net Income

Cumulative results from 2008 to 2012

($ in millions)

Operating Earnings $18,446

Net Income $10,393

Less: Non-Economic/Asymmetrical Accounting $1,150

Adjusted Net Income $9,243

Difference between Operating Earnings and Adjusted Net Income $9,203

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

3

Significant Items that Depressed Adjusted Net Income

Cumulative results from 2008 to 2012

($ in millions)

Difference between Operating Earnings and Adjusted Net Income $9,203

Net Investment Losses ($4,137)

Goodwill Writedown ($1,621)

4Q12 Assumption Change ($739)

Integration Costs ($607)

Divested Businesses $204

Total Highlighted Items ($6,900)

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

4

Steady Book Value Growth Obscured by Non-Economic and Asymmetrical Accounting Adjustments

Actual vs. Adjusted for Non-Economic and Asymmetrical Accounting

$0

$5

$10

$15

$20

$25

$30

$35

$40

$45

$50

2008

2009

2010

2011

2012

Actual BV/share ex.AOCI

Adjusted BV/share ex.AOCI

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

5

Adjusted BV Growth was Higher and Less Volatile

Actual vs. Adjusted Book Value - Average Annual Growth Rate

and Standard Deviation1

1	Growth rates from 2008 to 2012

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

0%

1%

2%

3%

4%

5%

6%

7%

8%

9%

Average Growth Rate

Standard Deviation of Growth

Actual BV/share ex.AOCI

Adjusted BV/share ex.AOCI

6

What if Interest Rates Remain Low. . . Indefinitely?

Assumptions Used

Interest Rates

September 2012 U.S. Treasury rates held constant

No mean reversion

Fund Performance

Separate account returns at 6.0%, reduced from 7.25%

General account returns at 3.5% to 4.0%, reduced from 5.25% to 6.0%

Extent of Analysis

Areas Reviewed

Statutory reserves cash flow testing

GAAP reserves loss recognition testing

Deferred acquisition costs (DAC) and other intangibles unlocking

Goodwill impairment testing

7

Flat Rates Indefinitely. . . Summary of Impact

Statutory Capital

No required strengthening

Continue practice of modest annual strengthening of $300 million pre-tax

DAC, Related Items, and Goodwill

After 3 to 5 years, would anticipate DAC unlockings of:

$2.5 billion pre-tax in U.S. variable annuities

$350 million pre-tax in U.S. universal life insurance

No goodwill impairments anticipated due to low interest rates

GAAP Loss Recognition

No one-time GAAP loss recognition

Over 10 years, reserves would need to be strengthened for certain products, with a present value impact of:

$400 million pre-tax in U.S.

$350 million pre-tax in Korea

8

Key Takeaways

75% of difference between net income and operating earnings

explained by items that reflect challenging 5-year period

Adjusted book value1 shows faster growth and much less

volatility

Eliminating reversion to the mean accounting for interest rates would have manageable impact on book value

1	Adjusted for non-economic items and asymmetrical accounting.

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

9

MetLife

Steven A. Kandarian

Chairman, President &

Chief Executive Officer

May 21, 2013

INVESTOR DAY 2013

Key Takeaways for the Day

Strong results despite prevailing headwinds

Steady progress in executing strategy to increase operating ROE and decrease COEC

Committed to delivering shareholder value

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

2

MetLife

MetLife

Appendix

INVESTOR DAY 2013

MetLife

Safe Harbor Statement

This presentation may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These factors include: (1) difficult conditions in the global capital markets; (2) increased volatility and disruption of the capital and credit markets, which may affect our ability to meet liquidity needs and access capital, including through our credit facilities, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets, including assets supporting risks ceded to certain of our captive reinsurers or hedging arrangements associated with those risks; (3) exposure to financial and capital market risk, including as a result of the disruption in Europe and possible withdrawal of one or more countries from the Euro zone; (4) impact of comprehensive financial services regulation reform on us, as a potential non-bank systemically important financial institution, or otherwise; (5) numerous rulemaking initiatives required or permitted by the Dodd-Frank Wall Street Reform and Consumer Protection Act which may impact how we conduct our business, including those compelling the liquidation of certain financial institutions; (6) regulatory, legislative or tax changes relating to our insurance, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (7) adverse results or other consequences from litigation, arbitration or regulatory investigations; (8) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions; (9) investment losses and defaults, and changes to investment valuations; (10) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (11) impairments of goodwill and realized losses or market value impairments to illiquid assets; (12) defaults on our mortgage loans; (13) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (14) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (15) downgrades in our claims paying ability, financial strength or credit ratings; (16) a deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company; (17) availability and effectiveness of reinsurance or indemnification arrangements, as well as any default or failure of counterparties to perform; (18) differences between actual claims experience and underwriting and reserving assumptions; (19) ineffectiveness of risk management policies and procedures; (20) catastrophe losses; (21) increasing cost and limited market capacity for statutory life insurance reserve financings; (22) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, and for personnel; (23) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk; (24) our ability to address unforeseen liabilities, asset impairments, or rating actions arising from acquisitions or dispositions, including our acquisition of American Life Insurance Company and Delaware American Life Insurance Company (collectively, “ALICO”) and to successfully integrate and manage the growth of acquired businesses with minimal disruption; (25) uncertainty with

2

MetLife

Safe Harbor Statement (Continued)

respect to the outcome of the closing agreement entered into with the United States Internal Revenue Service in connection with the acquisition of ALICO; (26) the dilutive impact on our stockholders resulting from the settlement of our outstanding common equity units; (27) regulatory and other restrictions affecting MetLife, Inc.’s ability to pay dividends and repurchase common stock; (28) MetLife, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (29) the possibility that MetLife, Inc.’s Board of Directors may control the outcome of stockholder votes through the voting provisions of the MetLife Policyholder Trust; (30) changes in accounting standards, practices and/or policies; (31) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (32) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (33) inability to attract and retain sales representatives; (34) provisions of laws and our incorporation documents may delay, deter or prevent takeovers and corporate combinations involving MetLife; (35) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on the value of our investment portfolio, our disaster recovery systems, cyber- or other information security systems and management continuity planning; (36) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; and (37) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the SEC.

MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

.

3

MetLife

Explanatory Note on Non-GAAP Financial Information

Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information slide and this Appendix) to net income (loss), net income (loss) per share, operating earnings, operating earnings per share, book value per common share, premiums, fees and other revenues and operating return on equity, should be read as net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), premiums, fees and other revenues (operating) and operating return on MetLife, Inc.’s common equity, excluding AOCI, respectively.

Operating earnings is the measure of segment profit or loss that MetLife uses to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is MetLife’s measure of segment performance. Operating earnings is also a measure by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife, Inc. (“Divested Businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

• Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income ben benefits fits (“GMIB” GMIB ) fees (“GMIB Fees”);

• Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iv) excludes certain amounts related to contractholder-directed unit-linked investments, and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP; and

• Other revenues are adjusted for settlements of foreign currency earnings hedges.

4

MetLife

Explanatory Note on Non-GAAP Financial Information (Continued)

The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs (“GMIB Costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”);

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments;

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

Amortization of negative VOBA excludes amounts related to Market Value Adjustments;

Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

In addition, operating return on MetLife, Inc.‘s common equity is defined as operating earnings available to common shareholders divided by average GAAP common equity.

Operating expense ratio is calculated by dividing operating expenses (other expenses net of capitalization of DAC) by premiums, fees and other revenues (operating).

5

MetLife

Explanatory Note on Non-GAAP Financial Information (Continued)

MetLife believes the presentation of operating earnings and operating earnings available to common shareholders as MetLife measures it for management purposes enhances the understanding of the company’s performance by highlighting the results of operations and the underlying profitability drivers of the business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding AOCI, book value per diluted common share, excluding AOCI, operating return on MetLife, Inc.’s common equity, operating return on MetLife, Inc.’s common equity, excluding AOCI, investment portfolio gains (losses) and derivative gains (losses) should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.’s common shareholders, GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, book value per common share, book value per diluted common share, return on MetLife, Inc.’s common equity, return on MetLife, Inc.’s common equity, excluding AOCI, net investment gains (losses) and net derivative gains (losses), respectively.

For the historical periods presented, reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measures may be included in this Appendix to the presentation materials and/or are on the Investor Relations portion of our Internet website. Additional information about our historical results is also available on our Internet website in our Quarterly Financial Supplements for the corresponding periods.

The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures.

In this presentation, we refer to sales activity for various products. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

The impact of changes in foreign currency exchange rates is calculated using the average foreign currency exchange rates for the current period and is applied to each of the comparable periods.

In this presentation, we may provide forward-looking guidance on our future earnings, premiums, fees and other revenues, earnings per diluted common share, book value per common share and return on common equity on an operating or non-GAAP basis. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because we believe it is not possible to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a significant impact on GAAP net income.

6

MetLife

Definitions

INVESTOR DAY 2013

MetLife

Definitions

Sales:

Retail Life Sales:

Statistical sales information for life insurance is calculated using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

Retail Annuity Sales:

Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

Product Information:

MetLife Shield Level Selector:

Issued by MetLife Insurance Company of Connecticut, 1300 Hall Boulevard, Bloomfield, CT 06002. Distributed by MetLife Investors

Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614. Sold by prospectus. For broker-dealer use only.

Accounting Adjustments:

Non-Economic:

Derivative gains (losses) related to the inclusion of the company’s credit spreads in embedded derivative valuations.

Asymmetrical:

Hedging activity that generates derivative gains (losses) and creates fluctuations in net income because the item being hedged does not a have an offsetting gain or loss recognized in earnings.

Indexed benefit adjustments associated with contracts backed by inflation-indexed investments.

Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets.

8

MetLife

Reconciliations

INVESTOR DAY 2013

MetLife

Reconciliation of Operating Earnings Available to Common Shareholders to Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders – Total Company

Cumulative

Results from

($ in millions) 2008 2009 2010 2011 2012 2008 to 2012

Operating earnings available to common shareholders $ 2,472 $ 2,037 $ 3,574 $ 4,677 $ 5,686 $ 18,446

Adjustments from operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders:

Add: Net investment gains (losses) (2,084) (2,901) (408) (867) (352) (6,612)

Add: Net derivative gains (losses) 3,910 (4,866) (265) 4,824 (1,919) 1,684

Add: Goodwill impairment - - - - (1,868) (1,868)

Add: Other adjustments to continuing operations (468) 523 (708) (1,451) (2,550) (4,654)

Add: Provision for income tax (expense) benefit (560) 2,574 304 (914) 2,195 3,599

Add: Income (loss) from discontinued operations, net of income tax (181) 64 44 24 48 (1)

Less: Net income (loss) attributable to noncontrolling interests 65 (36) (4) (8) 38 55

Less: Preferred stock redemption premium - - - 146 - 146

Net income (loss) available to MetLife, Inc.’s common shareholders $ 3,024 $ (2,533) $ 2,545 $ 6,155 $ 1,202 $ 10,393

10

MetLife

Reconciliation of Operating Earnings Available to Common Shareholders to Net Income (Loss) Available to Common Shareholders – U.S. Insurance Subsidiaries

($ in millions) 2008 2009 2010 2011 2012

Operating earnings available to common shareholders $ 2,149 $ 2,088 $ 3,309 $ 3,367 $ 4,483

Adjustments from operating earnings available to common shareholders to net income

(loss) available to common shareholders:

Add: Net investment gains (losses) (2,146) (2,638) (87) 170 (150)

Add: Net derivative gains (losses) 5,993 (5,810) 52 3,216 2,135

Add: Goodwill impairment - - - - (404)

Add: Other adjustments to continuing operations (648) 633 (269) (848) (1,686)

Add: Provision for income tax (expense) benefit (1,117) 2,843 106 (879) 132

Add: Income (loss) from discontinued operations, net of income tax (164) 25 22 61 48

Less: Net income (loss) attributable to noncontrolling interests 95 (5) (3) (7) 2

Net income (loss) available to common shareholders $ 3,972 $ (2,854) $ 3,136 $ 5,094 $ 4,556

11

MetLife

Reconciliation of Operating Earnings Available to Common Shareholders to Net Income (Loss) Available to Common Shareholders – Latin America

($ in millions) 2008 2009 2010 2011 2012

Operating earnings available to common shareholders $ 349 $ 246 $ 364 $ 468 $ 504

Adjustments from operating earnings available to common shareholders to net income

(loss) available to common shareholders:

Add: Net investment gains (losses) (7) (8) (22) 19 2

Add: Net derivative gains (losses) (86) 82 21 (35) 38

Add: Other adjustments to continuing operations (16) 9 (248) (339) (201)

Add: Provision for income tax (expense) benefit 17 (13) 62 74 57

Less: Net income (loss) attributable to noncontrolling interests - - - - 1

Net income (loss)) available to common shareholders $ 257 $ 316 $ 177 $ 187 $ 401

12

MetLife

Reconciliation of Operating Earnings Available to Common Shareholders to Net Income (Loss) Available to Common Shareholders – Asia

($ in millions) 2011 2012

Operating earnings available to common shareholders $ 882 $ 1,044

Adjustments from operating earnings available to common shareholders to net income

(loss) available to common shareholders:

Add: Net investment gains (losses) (220) (252)

Add: Net derivative gains (losses) 187 (156)

Add: Other adjustments to continuing operations 40 (46)

Add: Provision for income tax (expense) benefit 13 487

Less: Net income (loss) attributable to noncontrolling interests 5 11

Net income (loss) available to common shareholders $ 897 $ 1,066

13

MetLife

Reconciliation of Book Value Per Common Share

2008 2009 2010 2011 2012

Book Value Per Common Share 1

Book value per common share, excluding accumulated other comprehensive income (loss) and non-economic/asymmetrical accounting $ 38.67 $ 39.08 $ 41.31 $ 44.20 $ 45.67

Add: Non-economic/asymmetrical accounting per common share 4.57 0.42 0.10 2.49 1.06

Book value per common share, excluding accumulated other comprehensive income (loss) 43.24 39.50 41.41 46.69 46.73

Add: Accumulated other comprehensive income (loss) per common share (18.29) (3.72) 1.09 5.74 10.44

Book value per common share $ 24.95 $ 35.78 $ 42.50 $ 52.43 $ 57.17

Common shares outstanding, end of period (in millions) 793.6 818.8 1,054.4 1,058.0 1,091.7

1 Book value per common share and MetLife, Inc.‘s common equity exclude $2,043 million of equity.

14

MetLife

Steven A. Kandarian

Chairman, President & Chief Executive Officer

MetLife, Inc.

Steven A. Kandarian is chairman of the board, president and chief executive officer of MetLife, Inc. (NYSE: MET), a leading provider of insurance, annuities and employee benefit programs to 90 million customers worldwide. He became president and CEO on May 1, 2011, and chairman of the board of directors on January 1, 2012. For 2012, MetLife had $68.2 billion in revenue and ranked 40th on the most recent FORTUNE 500®.

Kandarian joined MetLife in April 2005 as executive vice president and chief investment officer (CIO). Since 2007, he has also overseen MetLife’s enterprise-wide strategy, which identified key areas of focus for the company. Specifically, his direction contributed to MetLife’s recent global expansion and led to significant cost savings as well as efforts to address the insurance needs of the underserved U.S. middle market.

As CIO, Kandarian oversaw the company’s more than $450 billion general account portfolio and led a number of initiatives that strengthened the portfolio and contributed to MetLife’s bottom line. He enhanced the company’s focus on effective risk management and diversified MetLife’s investment portfolio, in part through the $5.4 billion sale of Peter Cooper Village/Stuyvesant Town in 2006. Under Kandarian’s leadership, MetLife identified the housing bubble early and reduced its exposure to sub-prime mortgage-backed securities, raised the overall quality of its corporate credit portfolio, and increased its focus on low loan-to-value commercial and agricultural mortgages. His efforts helped MetLife emerge from the 2008 credit crisis with the financial strength to complete the company’s $16 billion acquisition of Alico.

From 2001 to 2004, Kandarian was executive director of the Pension Benefit Guaranty Corporation (PBGC). During his tenure, he made the public case for comprehensive reform of pension funding rules to put the defined benefit system and the PBGC on a sound financial footing, helping to lay the groundwork for enactment of the Pension Protection Act of 2006.

Previously, Kandarian was founder and managing partner of Orion Partners, LP, a private equity firm based in the Boston area. Earlier he was managing director of Lee Capital Holdings. Kandarian began his career as an investment banker with Houston-based Rotan Mosle, Inc.

Kandarian is a board member of the Damon Runyon Cancer Research Foundation and the Lincoln Center for the Performing Arts. He is a member of the Business Council, the Business Roundtable, the Financial Services Forum, and the Partnership for New York City. Kandarian earned his B.A. from Clark University, J.D. from Georgetown University Law Center, and M.B.A. from Harvard Business School.

# # #

John C. R. Hele

Executive Vice President & Chief Financial Officer

MetLife, Inc.

John Hele is executive vice president & chief financial officer for MetLife, Inc. and a member of the company’s executive group. Appointed to this position in September 2012, Hele oversees all financial management matters for MetLife, including financial reporting, treasury, corporate actuarial, tax, investor relations as well as mergers and acquisitions.

Prior to joining MetLife, Hele was executive vice president, chief financial officer and treasurer of Arch Capital Group Ltd., a public limited liability company that writes insurance and reinsurance globally through operations in Bermuda, the United States, Europe and Canada.

Prior to joining Arch Capital in 2009, Hele was chief financial officer and a member of the executive board of ING Group N.V., one of the largest global financial services companies. As CFO, Hele was based in Amsterdam and had responsibility for a financial function on five continents. He was also responsible for financial controls and reporting as well as capital management and tax reporting. During his six-year tenure at ING, Hele was also deputy chief financial officer, general manager, and chief insurance risk officer, responsible for global insurance risk management. Hele also served as group actuary.

Hele served as founder, president and chief executive officer of Worldinsure, Bermuda, a technology company that automated life insurance underwriting, from 1999 to 2003. Prior to that, he spent 11 years with Merrill Lynch in investment banking, marketing and finance positions in the U.S. In his last role at Merrill Lynch, Hele was responsible for providing strategic and financing advice to leading life insurance chief executive officers and chief financial officers in North and South America. Before joining Merrill Lynch, Hele held various actuarial, finance and business roles at Crown Life in Toronto.

Hele has been a member of the CFO Forum in Europe, the chair of the Chief Risk Officer Forum, and is a Fellow in the Society of Actuaries. He holds a bachelor’s degree in mathematics from the University of Waterloo, Ontario, Canada.

# # #

Lisa Kuklinski

Vice President & Americas Chief Actuary

MetLife

Lisa Kuklinski is vice president and chief actuary of MetLife’s Americas Region (U.S. and Latin America). In this role, she is responsible for all actuarial aspects of the Americas business, including liability valuation, pricing oversight and experience studies. She also supports equity guarantee product development across MetLife’s global enterprise.

Prior to her current role, Kuklinski served as chief financial officer for the Retail division of the Americas. In this role, she was responsible for financial reporting and analysis, expense control and risk management initiatives for the business, which includes annuities, and life and disability insurance.

Prior to this, Kuklinski served as the CFO for U.S. Business Retirement Products. From November 2008 to July 2009, she was the individual business lead for mergers and acquisitions, market strategy and risk management. Prior to that, she led variable annuity product development and inforce management. She joined Individual Business in January 1999, led the annuity team in MetLife’s demutualization, and subsequently headed annuity research and development.

Earlier in her career, Kuklinski served on an expatriate assignment in Mexico City where she was chief actuary of MetLife’s wholly-owned Mexican subsidiary. She joined MetLife in 1990 as an actuarial student and worked on assignments in Corporate Actuarial, the Retirement Savings Center and the company’s international operations.

Kuklinski received her bachelor’s degree in mathematics from Williams College where she graduated with honors. She is a fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

# # #

Eric T. Steigerwalt

Executive Vice President & Head of U.S. Retail

MetLife

Eric T. Steigerwalt is executive vice president and head of MetLife’s U.S. Retail business. Appointed to this role in January 2012, Steigerwalt oversees the company’s annuity and individual life insurance businesses as well as retail distribution for auto and homeowners insurance. From November 2011 until September 2012, Steigerwalt also served as MetLife’s interim chief financial officer. In this position he oversaw financial reporting, treasury, corporate actuarial, risk management, tax, investor relations as well as mergers and acquisitions.

Previously, Steigerwalt served as chief financial officer for MetLife’s U.S. Business organization since August 2009. In this role, he was responsible for the financial management of MetLife’s domestic insurance, retirement, corporate benefit funding and auto & home businesses.

Beginning in April 2007, Steigerwalt was MetLife’s treasurer responsible for managing the company’s liquidity and capital positions, risk-based capital analysis, capital planning, cash management and investor and rating agency relations.

From 2003 to 2007, Steigerwalt was chief financial officer for MetLife’s Individual Business. In this role, he had responsibility for the division’s financial plan, earnings analysis, pricing oversight, expense management, distribution finance and financial projections.

Previously, Steigerwalt was vice president, investor relations and was heavily involved in the company’s initial public offering in 2000. Prior to MetLife’s IPO, he managed many of the operational aspects of MetLife’s demutualization and coordinated financial management initiatives in preparation for public company financial reporting.

Before joining MetLife, Steigerwalt was vice president of investor relations at the Equitable Companies and was responsible for the company’s interaction with the Wall Street community, including equity holders, debt holders and research analysts.

Steigerwalt began his career with Fossett Corporation in 1986. He was a derivatives firm trader in addition to his role as an options specialist on the New York Stock Exchange.

Steigerwalt graduated cum laude from Drew University with a B.A. in economics.

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Marlene Debel

Senior Vice President & Treasurer

MetLife

Marlene Debel is senior vice president and treasurer at MetLife. In this role, she is responsible for the strategic management of MetLife’s financial resources, including capital management and managing the company’s relationships with both banks and rating agencies. Debel joined MetLife in June 2011.

Prior to joining MetLife, Debel was global head of liquidity risk management and rating agency relations for Bank of America, where she developed the global liquidity risk strategy for the company. She also was responsible for managing the company’s relationships with rating agencies and fixed income investors. She joined Bank of America with the acquisition of Merrill Lynch.

Debel was previously assistant treasurer of Merrill Lynch & Co., Inc. In her 20 years at Merrill Lynch, Debel held a number of leadership positions across Global Treasury, including liquidity risk management, global funding, rating agency relations, capital management and global insurance. In 2005, she led the Treasury team in the development of a structured indemnification product that was the Silver Winner of the Alexander Hamilton Award for Excellence in Insurance. She began her career at Merrill Lynch on the foreign exchange trading desk.

Debel received an MBA in finance from Fordham University and a BS in finance from the State University of New York at Albany.

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Edward A. Spehar

Senior Vice President, Investor Relations

MetLife

Edward A. Spehar is senior vice president and head of investor relations of MetLife, Inc., a leading global provider of insurance, annuities and employee benefit programs serving 90 million customers. Appointed to this position in November 2012, Spehar manages and coordinates the presentation of MetLife’s financial results, messages and strategies to the analyst and investor community.

Before joining MetLife, Spehar spent over 20 years analyzing insurance companies with broad and diverse businesses as an equity research analyst. He joined MetLife from Bank of America Merrill Lynch, where he served as a sell-side equity research analyst covering the life insurance industry for approximately 19 years. In this role, he produced fundamental equity research on the industry and covered 15 publicly-traded insurers, including MetLife, American International Group and Prudential Financial. He also held similar roles at Lehman Brothers and Ameritrust Company.

Spehar received a bachelor’s degree in management from Case Western Reserve University as well as a master’s in business administration degree from the Weatherhead School of Management at Case Western Reserve.

He is a chartered financial analyst as well as a member of the New York Society of Security Analysts and the Association of Insurance and Financial Analysts. While at

Bank of America Merrill Lynch, Spehar was repeatedly selected for Institutional Investor magazine’s annual All-America Research Team.

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